SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2006

                           GREEN MOUNTAIN CAPITAL INC.
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                     001-14883               16-1728655
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

         201 South Biscayne Boulevard, 28th Floor, Miami FL      06901
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            (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (917) 620-6401

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          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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

ITEM 1.01. Entry into a Material Definitive Agreement.

On August 4, 2006, the Board of Directors of Green Mountain Capital, Inc. ("we", "us" or the "Company") adopted the 2006 Stock Option Plan (the "Plan") pursuant to which 5,000,000 shares of common stock are reserved for issuance to directors, officers, employees, consultants and affiliates of the Company and its subsidiaries.

For the terms thereof, reference is made to the full text of the Plan, attached as an Exhibit to this Report.

ITEM 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                          Principal     Total Offering Price/
    Date                  Title and Amount             Purchaser          Underwriter   Underwriting Discounts
    ----                  ----------------             ---------          -----------   ----------------------
--------------------------------------------------------------------------------------------------------------
August 8, 2006        Five-year option,             Charlie Yiasemis           NA               NA/NA
                      exercisable commencing
                      August 8, 2007, to
                      purchase 1,750,000
                      shares of common stock
                      at an exercise price of
                      $.35  per share
--------------------------------------------------------------------------------------------------------------
August 8, 2006        Five-year option,             Fredrik Verkroost          NA               NA/NA
                      exercisable commencing
                      August 8, 2007, to
                      purchase 1,000,000
                      shares of common stock
                      at an exercise price of
                      $.35 per share
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 7, 2006, our Board of Directors appointed Charlie Yiasemis as a director of the Company, and on August 9, 2006 appointed William Malenbaum as a director. Our Board of Directors now consists of four directors. Mr. Yiasemis is the Chief Executive Officer of the Company. Mr. Malenbaum is not an officer or employee of the Company. There are no arrangements or understandings between the Company and Messrs. Yeasemis or Malenbaum in connection with their election to our Board of Directors. Neither of these new directors has been appointed to any committee of the Board of Directors.

Charlie Yiasemis, age 50, has been our Chief Executive Officer since May 12, 2006, when the Company acquired Internet Telecommunications Plc. Mr. Yiasemis founded Internet Telecommunications, Plc in 2004 and has acted as Director of that company. From 1995 to 2005, Mr. Yiasemis was the Chief Executive Officer and co-founder of International Telecom, Plc. In December 2004, International Telecom, Plc was taken into Company Voluntary Administration in the United Kingdom. Mr. Yiasemis resigned as a Director and Chief Executive Officer of International Telecom, Plc. in March 2006.

William Malenbaum, age 76, was in military service with the U.S. Eighth Army from 1952 through 1953, and received a B.S. degree in accounting from St. Josephs University in 1959. He was the cost accounting manager of Edgcomb Steel from 1953 to 1977, and credit manager of Precision Coil Processing, from 1977 to 1992. From 1992 to 1995, he was credit manager of Global Link, a telephone card company, and was a Vice President of International Telecom, Plc from 1996 to 1999. Since 1999, and until election to our Board of Directors, Mr. Malenbaum has acted an auditing and systems analysis consultant to various clients.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

      Number                    Description
      ------                    -----------

      10.8        Green Mountain Capital, Inc. 2006 Stock Option Plan.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GREEN MOUNTAIN CAPITAL INC.


                                        By /s/ Charlie Yiasemis
                                           ------------------------------
                                           Charlie Yiasemis, Chief Executive
                                           Officer

                                           Date: August 10, 2006